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                                                                     Exhibit 1.2


                                              CGS&H DRAFT/ International Version
                                                                         3/24/98
                             AMKOR TECHNOLOGY, INC.

                                7,000,000 Shares*
                                  Common Stock
                                ($.001 par value)
                                  $30,000,000**
                  ___% Convertible Subordinated Notes due 2003

                      International Underwriting Agreement


                                                                 London, England
                                                                  April __, 1998

Smith Barney Inc.
BancAmerica Robertson Stephens International Limited
Cowen International L.P.
  As International Representatives of the several International Underwriters, c/o Smith Barney Inc.
333 West 34th Street
New York, New York  10001


Ladies and Gentlemen:

                  Amkor Technology, Inc., a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "International Underwriters"), for whom you (the "International Representatives") are acting as representatives, 6,000,000 shares of common stock, $.001 par value ("Common Stock"), of the Company, and the persons named in Schedule II hereto (the "Selling Stockholders") propose to sell to the International Underwriters 1,000,000 shares of Common Stock (said shares to be issued and sold by the Company and shares to be sold by the Selling Stockholders collectively being hereinafter called the "International Underwritten Shares"). The Company also proposes to grant to the International Underwriters an option to purchase up to 1,050,000 additional shares of Common Stock (the "International Option Shares"; the International Option Shares, together with the International Underwritten Shares, being hereinafter called the "International Shares"). The Company also

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*        Plus an option to purchase from Amkor Technology, Inc. up to 1,050,000 additional shares to cover over-allotments.

** Plus an option to purchase from Amkor Technology, Inc. up to $4,500,000 additional principal amount of its ___% Convertible Subordinated Notes due 2003 to cover over-allotments.
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proposes to sell to certain of the International Underwriters $30,000,000 principal amount of its ___% Convertible Subordinated Notes due 2003 (the "International Underwritten Notes"), to be issued under an indenture (the "Indenture") to be dated as of April __, 1998, between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"). The Company also proposes to grant to such International Underwriters an option to purchase up to $4,500,000 additional principal amount of its ___% Convertible Subordinated Notes due 2003 (the "International Option Notes"; the International Option Notes, together with the International Underwritten Notes, being hereinafter called the "International Notes"; and the International Notes, together with the International Shares, being hereinafter called the "International Securities"). The International Notes are convertible into shares of Common Stock.

                  It is understood that the Company and the Selling Stockholders are concurrently entering into a U.S. Underwriting Agreement dated the date hereof (the "U.S. Underwriting Agreement") providing for (i) the sale by the Company and the Selling Stockholders of an aggregate of 28,000,000 shares of Common Stock (said shares to be sold by the Company and the Selling Stockholders pursuant to the U.S. Underwriting Agreement being hereinafter called the "U.S. Underwritten Shares"), and providing for the grant to the underwriters named in
Schedule I thereto (the "U.S. Underwriters") of an option to purchase from the Company up to 4,200,000 additional shares of Common Stock (the "U.S. Option Shares"; the U.S. Option Shares, together with the U.S. Underwritten Shares, being hereinafter called the "U.S. Shares"; and the U.S. Shares, together with the International Shares, being hereinafter called the "Shares") and (ii) the sale by the Company of $120,000,000 principal amount of its ___% Convertible Subordinated Notes due 2003 (the "U.S. Underwritten Notes"), and providing for the grant to certain U.S. Underwriters of an option to purchase from the Company up to $18,000,000 additional principal amount of its ____% Convertible Subordinated Notes due 2003 (the "U.S. Option Notes"; the U.S. Option Notes, together with the U.S. Underwritten Notes, being hereinafter called the "U.S. Notes"; and the U.S. Notes, together with the U.S. Shares, being hereinafter called the "U.S. Securities"; and the U.S. Notes, together with the International Notes, being hereinafter called the "Notes"; and the Notes, together with the Shares, being hereinafter called the "Securities").

                  It is further understood and agreed that the International Underwriters and the U.S. Underwriters have entered into an Agreement Between U.S. Underwriters and International Underwriters dated the date hereof (the "Agreement Between U.S. Underwriters and International Underwriters"), pursuant to which, among other things, the International Underwriters may purchase from the U.S. Underwriters a portion of the U.S. Securities to be sold pursuant to the U.S. Underwriting Agreement and the U.S. Underwriters may purchase from the International Underwriters a portion of the International Securities to be sold pursuant to the International Underwriting Agreement. To the extent there are no additional International Underwriters listed on Schedule I other than you, the term International Representatives as used herein shall mean you, as International Underwriters, and the terms International Representatives and International Underwriters shall mean either the singular or plural as the context requires.

                  It is understood by the parties hereto that Mr. James J. Kim and Mrs. Agnes C. Kim ("Mr. and Mrs. James J. Kim"), Selling Stockholders, are concurrently entering into a


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securities loan agreement dated the date hereof (the "Securities Loan
Agreement") with Smith Barney Inc. ("SBI") which provides that, subject to certain restrictions and with the agreement of Mr. and Mrs. James J. Kim, SBI may from time to time borrow, return and reborrow from Mr. and Mrs. James J. Kim certain shares of Common Stock (the "Borrowed Shares") for the purpose of facilitating market-making activity in the Notes by SBI.

                  Certain terms used in this Agreement are defined in Section 17 hereof.

                  1.     Representations and Warranties.

                           A. The Company and Mr. James J. Kim, a Selling Stockholder, jointly and severally represent and warrant to, and agree with, each International Underwriter as set forth below in this Section 1A.

                           (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 333-37235) on Form S-1, including the related Offering Preliminary Prospectuses, for the registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related Offering Preliminary Prospectuses, each of which has previously been furnished to you. The Company will next file with the Commission either (i) prior to effectiveness of the Offering Registration Statement, a further amendment to the Offering Registration Statement (including the form of Offering Prospectuses) or (ii) after effectiveness of the Offering Registration Statement, the Offering Prospectuses in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause (ii), the Company has included in the Offering Registration Statement all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Offering Registration Statement and the Offering Prospectuses. As filed, such amendment and form of Offering Prospectuses, or such Offering Prospectuses, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the International Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Offering International Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                           It is understood that two forms of prospectus are to be used in connection with the offering and sale of the Securities: one form of prospectus relating to the International Securities, which are to be offered and sold to persons other than United States and Canadian Persons, and one form of prospectus relating to the U.S. Securities, which are to be offered and sold to United States and Canadian Persons. The two forms of prospectus are identical except for the outside front cover page, the inside front cover page, the discussion under the headings "Underwriting" and the outside back cover page. Such form of prospectus relating to the U.S. Securities as first filed pursuant to


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         Rule 424(b) after the Execution Time or, if no filing pursuant to Rule
         424(b) is made, such form of prospectus included in the Offering Registration Statement at the Effective Date, is hereinafter called the "Offering U.S. Prospectus"; such form of prospectus relating to the International Securities as first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is made, such form of prospectus included in the Offering Registration Statement at the Effective Date, in either case, exclusive of any supplement thereto, is hereinafter called the "Offering International Prospectus"; and the Offering U.S. Prospectus and the Offering International Prospectus are hereinafter collectively called the "Offering Prospectuses".

                         (b) On the Effective Date, the Offering Registration Statement did or will, and when the Offering Prospectuses are first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein) and on any date on which the International Option Shares or the International Option Notes are purchased, if such date is not the Closing Date (a "settlement date"), each Offering Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and at the Execution Time, the Offering Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, each Offering Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date and any settlement date, each Offering Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and Mr. James J. Kim make no representations or warranties as to the information contained in or omitted from the Offering Registration Statement or the Offering Prospectuses (or any supplement thereto) in reliance upon and in conformity with information furnished herein or in writing to the Company by or on behalf of any International Underwriter through the International Representatives specifically for inclusion in the Offering Registration Statement or the Offering Prospectuses (or any supplement thereto).

                         (c) The Company has filed with the Commission a registration statement (file number 333-_________) on Form S-1, including the related Borrowing Preliminary Prospectus, for the registration under the Act of the offering and sale of the Borrowed Shares. The Company may have filed one or more amendments thereto, including the related Borrowing Preliminary Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (i) prior to the effectiveness of the Borrowing Registration Statement, a further amendment to the Borrowing Registration Statement (including the form of Borrowing Prospectus) or
         (ii) after the effectiveness of the Borrowing Registration Statement , the Borrowing Prospectus in accordance with Rules 430A and 424(b)(1) or
         (4). In the case of clause (ii), the Company has included in the Borrowing Registration Statement all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included


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         in the Borrowing Registration Statement and the Borrowing Prospectus.
         As filed, such amendment and form of Borrowing Prospectus, or such Borrowing Prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the International Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Borrowing Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                         (d) On the Effective Date, the Borrowing Registration Statement did or will, and when the Borrowing Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Borrowing Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Borrowing Effective Date and at the Execution Time, the Borrowing Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Borrowing Effective Date, the Borrowing Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Borrowing Prospectus (together with any supplemental thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company and Mr. James J. Kim make no representations or warranties as to the information contained in or omitted from the Borrowing Registration Statement, or the Borrowing Prospectus (or any supplemental thereto) in reliance upon and in conformity with information furnished herein or in writing to the Company by or on behalf of any International Underwriter through the International Representatives specifically for inclusion in the Borrowing Registration Statement or the Borrowing Prospectus (or any supplement thereto).

                         (e) The combined financial statements and schedules of the Company and A.K. Industries, Inc., Amkor Electronics, Inc., Amkor Anam Test Services, Inc., T.L. Limited, Amkor Anam Advanced Packaging, Inc. ("AAAP"), Amkor/Anam Pilipinas, Inc. ("AAP"), C.I.L. Limited, Amkor/Anam Euroservices S.A.R.L., and Automated MicroElectronics, Inc. ("AMI") (each a "Subsidiary" and collectively the "Subsidiaries") included in the Prospectuses and the Registration Statements present fairly in all material respects the financial condition, results of operations and cash flows of the Company and the Subsidiaries, on a combined basis, as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and the rules and regulations thereunder and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).


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                         (f) Each of the Company, the Subsidiaries and, to the
         knowledge of the Company and Mr. James J. Kim, Anam Industrial Co., Ltd. ("AICL") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectuses; each of the Company and the Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect; and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification except such proceedings which, if successful, would not individually or in the aggregate have a Material Adverse Effect.

                         (g) All the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except (i) such shares of AAP owned by AICL, which shares do not exceed 40.1% of the outstanding voting shares of AAP, (ii) such shares of AAP, AMI and AAAP owned by directors thereof, which shares in each case do not exceed 0.1% of the outstanding shares of such Subsidiary, (iii) 3,446,476 shares of preferred stock of AAP, which shares are owned by Integrated Microelectronics, Inc., and (iv) as otherwise set forth in the Prospectuses, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and any other security interests, claims, liens or encumbrances.

                         (h) The Company's authorized equity capitalization is as set forth in the Prospectuses; the capital stock of the Company conforms in all material respects to the description thereof contained in the Prospectuses; the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable; the International Shares being sold hereunder have been duly and validly authorized, and, when issued and delivered to and paid for by the International Underwriters pursuant to this Agreement, will be fully paid and nonassessable; the International Shares have been duly authorized for listing, subject to official notice of issuance, on the Nasdaq National Market; the certificates for the International Shares are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the International Shares; and, except as set forth in the Prospectuses, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

                         (i) The Indenture will be, as of the Closing Date, duly authorized, executed and delivered; the Indenture has been duly qualified under the Trust Indenture Act and as of the Closing Date will constitute a valid, binding and enforceable obligation of the Company; the International Notes have been duly authorized by the Company and, when authenticated by the Trustee in accordance with the terms of the Indenture and


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         delivered to and paid for by the International Underwriters pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid, binding and enforceable obligations of the Company entitled to the benefits provided by the Indenture; the shares of Common Stock issuable upon conversion of the International Notes have been duly authorized for listing, subject to official notice of issuance, on the Nasdaq National Market; the holders of the outstanding shares of capital stock of the Company are not entitled to any preemptive or other rights to subscribe for the International Notes or the shares of Common Stock issuable upon the conversion thereof; the shares of Common Stock initially issuable upon conversion of the International Notes have been duly and validly authorized and reserved for issuance upon such conversion and, when issued upon conversion, will be validly issued, fully paid and nonassessable; and the International Notes and the Indenture will conform in all material respects to the descriptions thereof contained in the Offering Prospectuses.

                         (j) There is no franchise, contract or other document of a character required to be described in the Registration Statements or Prospectuses, or to be filed as an exhibit thereto, which is not described or filed as required.

                         (k) This Agreement has been duly authorized, executed and delivered by the Company and is a valid, binding and enforceable agreement of the Company.

                         (l) The Company is not and, after giving effect to the offering and sale of the International Securities and the application of the proceeds thereof as described in the Prospectuses, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                         (m) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the International Securities by the International Underwriters in the manner contemplated herein and in the Prospectuses.

                         (n) Neither the issue and sale of the International Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, or result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, (i) the charter or bylaws of the Company or any of the Subsidiaries or (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement to which the Company or any of the Subsidiaries is a party or bound or to which its or their property is subject or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of the Subsidiaries of any court, governmental body, arbitrator or other authority having jurisdiction over the Company or any of the Subsidiaries or any of its or their properties.


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                         (o) No holders of securities of the Company have rights
         to the registration of such securities under the Registration
         Statements.

                         (p) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries or its or their property is pending or, to the knowledge of the Company and Mr. James
         J. Kim, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Prospectuses.

                         (q) The Reorganization (as defined in the Prospectuses) has been completed as described in the Prospectuses.

                         (r) Each of the Packaging and Test Services Agreement dated November 1, 1997 and the Foundry Services Agreement dated January 1, 1998 (collectively, the "AICL Agreements") has been duly authorized, executed and delivered by the Company, the Subsidiaries that are parties thereto (the "Subsidiary Parties") and AICL and is a valid, binding and enforceable agreement of the Company, the Subsidiary Parties and, to the knowledge of the Company and Mr. James J. Kim, AICL; neither the consummation of the transactions contemplated in any of the AICL Agreements nor the fulfillment of the terms thereof will conflict with, or result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any of the Subsidiary Parties or AICL pursuant to, (i) the charter or bylaws of the Company, any Subsidiary Party or, to the knowledge of the Company and Mr. James J. Kim, AICL or (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement to which the Company, any Subsidiary Party or, to the knowledge of the Company and Mr. James J. Kim, AICL is a party or bound or to which their respective property is subject (except for such breaches or violations which would not, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on the ability of AICL to perform any of the AICL Agreements) or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company, any Subsidiary Party or, to the knowledge of the Company and Mr. James J. Kim, AICL of any court, governmental body, arbitrator or other authority having jurisdiction over the Company, such Subsidiary Party or AICL or any of their respective properties; no consent, approval, authorization, filing with or order of any court or governmental agency or body is currently required in connection with the transactions contemplated in any of the AICL Agreements, except those which have been obtained or which, if not obtained, would not individually or in the aggregate have a material adverse effect on the performance of any of the AICL Agreements or the consummation of the transactions contemplated thereby; and no action, suit or proceeding by or before any court or governmental body or any arbitrator involving the Company, any Subsidiary Party or, to the knowledge of the Company and Mr. James J. Kim, AICL or their respective properties is pending or, to the knowledge of the Company and Mr. James
         J. Kim, threatened that could reasonably be expected to have a material adverse effect on the


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         performance of any of the AICL Agreements or the consummation of the transactions contemplated thereby.

                         (s) Each of the Company, the Subsidiaries and, to the knowledge of the Company and Mr. James J. Kim, AICL owns or leases all such properties as are necessary to the conduct of its operations as presently conducted; neither the Company nor any Subsidiary nor, to the knowledge of the Company and Mr. James J. Kim, AICL is in violation of any law, rule or regulation of any Federal, state, local or other governmental or regulatory authority applicable to it or is in non-compliance with any term or condition of, or has failed to obtain and maintain in effect, any license, certificate, permit or other governmental authorization required for the ownership or lease of its property or the conduct of its business, which violation, non-compliance or failure would individually or in the aggregate have a Material Adverse Effect or a material adverse effect on the ability of AICL to perform any of the AICL Agreements, except as set forth in or contemplated in the Prospectuses; and the Company has not received notice of any proceedings relating to the revocation or material modification of any such license, certificate, permit or other authorization (other than such proceedings which, if the subject of an unfavorable decision, would not individually or in the aggregate have a Material Adverse Effect), except as set forth in or contemplated in the Prospectuses.

                         (t) Neither the Company nor any Subsidiary nor, to the knowledge of the Company and Mr. James J. Kim, AICL is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, governmental body, arbitrator or other authority having jurisdiction over the Company, or such Subsidiary or AICL or any of their respective properties, as applicable, in each case (x) other than such violations or defaults which would not, individually or in the aggregate, have a Material Adverse Effect or a material adverse effect on the ability of AICL to perform its obligations under the AICL Agreements and (y) except as set forth in or contemplated in the Prospectuses.

                         (u) Arthur Andersen LLP, who have certified certain financial statements of the Company and the Subsidiaries and delivered their report with respect to the audited combined financial statements and schedules included in the Prospectuses, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

                         (v) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the International Securities.

                         (w) The Company has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in


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         which the failure so to file would not have a Material Adverse Effect), except as set forth in or contemplated in the Prospectuses and has paid all taxes shown as payable on such tax returns and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectuses.

                         (x) No labor dispute with the employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company and Mr. James J. Kim, is threatened that could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Prospectuses.

                         (y) The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent for the businesses in which they are engaged; neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as set forth in or contemplated in the Prospectuses.

                         (z) No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary's property or assets to the Company or any other Subsidiary of the Company, except as described in or contemplated in the Prospectuses.

                        (aa) The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses (except in any case in which the failure so to possess any such certificate, authorization or permit would not, individually or in the aggregate, have a Material Adverse Effect), and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Prospectuses.

                        (bb) Neither the Company nor any of the Subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials and the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and the Company and each such Subsidiary is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, singly or in the aggregate, have a Material Adverse Effect, except as set forth in or contemplated in the Prospectuses.

                        (cc) The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                        (dd) Each of the Company, the Subsidiaries and, to the knowledge of the Company and Mr. James J. Kim, AICL owns or has obtained licenses for the patents, patent applications, trade and service marks, trade secrets and other intellectual properties referenced or described in the Prospectuses as being owned by or licensed to it (collectively, the "Intellectual Property"). Except as set forth in the Prospectuses under the caption "Business -- Intellectual Property," (a) to the knowledge of the Company and Mr. James J. Kim, there are no rights of third parties to any such Intellectual Property owned by the Company or any of the Subsidiaries;
         (b) to the knowledge of the Company and Mr. James J. Kim, there is no material infringement by third parties of any such Intellectual Property (other than with respect to the "Gold Gate" patent of the Company); (c) there is no pending or, to the knowledge of the Company and Mr. James J. Kim, threatened action, suit, proceeding or claim by others challenging the rights of the Company, any Subsidiary or AICL in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (d) there is no pending or, to the knowledge of the Company and Mr. James J. Kim, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; (e) there is no pending or, to the knowledge of the Company and Mr. James J. Kim, threatened action, suit, proceeding or claim by others that the Company, any Subsidiary or AICL infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others; (f) to the knowledge of the Company and Mr. James J. Kim, there is no U.S. patent or published U.S. patent application which contains claims that dominate or may dominate any Intellectual Property described in the Prospectuses as being owned by or licensed to the Company, any Subsidiary or AICL or that interferes with the issued or pending claims of any such Intellectual Property; and (g) there is no prior art of which the Company is aware that may render any U.S. patent held by the Company, any Subsidiary or AICL invalid or any U.S. patent application held by the Company, any Subsidiary or AICL unpatentable which has not been disclosed to the U.S. Patent and Trademark Office.

         Each of the Company, the Subsidiaries and, to the knowledge of the Company and Mr. James J. Kim, AICL owns the Intellectual Property or has the rights to the Intellectual Property that is necessary, in the case of the Company and the Subsidiaries, to conduct the Company's business as described in the Prospectuses or, in the case of AICL, to perform its obligations under the AICL Agreements.

                        (ee) Neither the Company nor any of the Subsidiaries has distributed nor will it distribute prior to the later of (i) the Closing Date, or any date on which International Option Shares or International Option Notes are to be purchased, as the case may be, and
         (ii) completion of the distribution of the International Securities, any offering material in connection with the offering and sale of the International Securities other than any Offering Preliminary Prospectuses, the Offering Prospectuses, the Offering Registration Statement and other materials, if any, permitted by the Act.

                        (ff) Neither the Company nor its affiliated purchasers, as defined in Rule 100 of Regulation M ("Regulation M") under the Exchange Act, either alone or with one or more other persons, (i) has taken, either directly or indirectly, any action which was designed to cause or result in, or which has constituted, or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company ("Subject Securities") in connection with the offering of the Securities or (ii) will bid for or purchase any Subject Securities of the Company or any other covered securities (within the meaning of Regulation M) relating to the Subject Securities (together with Subject Securities, "Covered Securities"), or attempt to induce any person to bid for or purchase any Covered Securities, in either case, for the purpose of creating actual or apparent active trading in, or raising the price of the Securities.

                        (gg) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any Subsidiary or any of the members of the families of any of them, which loans, advances or guarantees are required to be, and are not, disclosed in the Registration Statements and Prospectuses.

                        (hh) There have not been, and there are not proposed, any transactions or agreements between the Company or any of the Subsidiaries on the one hand and the officers, directors or stockholders of the Company or any of the Subsidiaries on the other, which transactions or agreements are required to be, and are not, disclosed in the Registration Statements and Prospectuses.

                        (ii) No officer or director of the Company is in breach or violation of any employment agreement, non-competition agreement, confidentiality agreement, or other agreement restricting the nature or scope of employment to which such officer or director is a party, other than such breaches or violations which would not, individually or in the aggregate, have a Material Adverse Effect; neither the current conduct nor the proposed conduct of the Company's business, as described in the Registration Statements and Prospectuses, will result in a breach or violation of any such agreement.

                        (jj) There are no outstanding options to acquire shares of capital stock of the Company that are vested and exercisable, and there are no outstanding options to acquire shares of capital stock of the Company that can, by their terms, become exercisable within 180 days of the date hereof.

                  Any certificate signed by any officer of the Company and delivered to the International Representatives or counsel for the International Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each International Underwriter.

                  B. Each Selling Stockholder represents and warrants to, and agrees with, each International Underwriter that:

                         (a) Such Selling Stockholder has full legal right, capacity, power and authority to enter into and perform this Agreement and the Custody Agreement (as defined below) and to sell, transfer, assign and deliver in the manner provided in this Agreement and the Custody Agreement the International Shares to be sold by such Selling Stockholder hereunder.

                         (b) Such Selling Stockholder is the lawful owner of the International Shares to be sold by such Selling Stockholder hereunder and upon sale and delivery of, and payment for, such International Shares, as provided herein, such Selling Stockholder will convey good and valid title to such International Shares, free and clear of all liens, encumbrances, equities and claims whatsoever.

                         (c) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the International Shares and has not effected any sales of shares of Common Stock which, if effected by the issuer, would be required to be disclosed in response to Item 701 of Regulation S-K under the Act.

                         (d) Certificates in negotiable form for such Selling Stockholder's International Shares have been placed in custody, for delivery pursuant to the terms of this Agreement, under a Custody Agreement duly executed and delivered by such Selling Stockholder, in the form heretofore furnished to you (the "Custody Agreement") with ___________ of ___________, as Custodian (the "Custodian"); the International Shares represented by the certificates so held in custody for each Selling Stockholder are subject to the interests hereunder of the International Underwriters, the Company and the other Selling Stockholders; the arrangements for custody and delivery of such certificates, made by such Selling Stockholder hereunder and under the Custody Agreement, are not subject to termination by any acts of such Selling Stockholder, or by operation of law, whether by the death or incapacity of such Selling Stockholder or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the delivery of such International Shares hereunder, certificates for the International Shares will be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

                         (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the International Shares by the International Underwriters and such other approvals as have been obtained.

                         (f) Neither the sale of the International Shares being sold by such Selling Stockholder nor the consummation of any other of the transactions herein contemplated by such Selling Stockholder or the fulfillment of the terms hereof by such Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture or other agreement or instrument to which such Selling Stockholder is a party or bound, or any judgment, order or decree applicable to such Selling Stockholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder.

                  2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company and the Selling Stockholders agree to sell to each International Underwriter, and each International Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Stockholders, at a purchase price of $________ per share, the amount of the International Underwritten Shares set forth opposite such International Underwriter's name in
Schedule I hereto.

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several International Underwriters to purchase, severally and not jointly, up to 1,050,000 shares of the International Option Shares at the same purchase price per share as the International Underwriters shall pay for the International Underwritten Shares. Said option may be exercised only to cover over-allotments in the sale of the International Underwritten Shares by the International Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Offering International Prospectus upon written or telegraphic notice by the International Representatives to the Company setting forth the number of shares of the International Option Shares as to which the several International Underwriters are exercising the option and the settlement date; provided, however, that to the extent that both the option provided for in this Section 2(b) and the option provided for in Section 2(b) of the U.S. Underwriting Agreement are exercised, (i) such exercises shall occur on the same date and
(ii) the settlement dates in respect thereof shall be the same date. Delivery of the International Option Shares, and payment therefor, shall be made as provided in Section 3 hereof. The number of shares of the International Option Shares to be purchased by each International Underwriter shall be the same percentage of the total number of shares of the International Option Shares to be purchased by the several International Underwriters as such International Underwriter is purchasing of the International Underwritten Shares, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

                  (c) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each International Underwriter, and each International Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of ___% of the principal amount thereof, plus accrued interest, if any, on the International Underwritten Notes from April ___, 1998, to the Closing Date, the principal amount of the International Underwritten Notes set forth opposite such International Underwriter's name in Schedule I hereto.

                  (d) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company hereby grants an option to the several International Underwriters to purchase, severally and not jointly, the International Option Notes at a purchase price of _____% of the principal amount thereof, plus accrued interest, if any, from April __, 1998, to the settlement date for the International Option Notes. Said option may be exercised only to cover over-allotments in the sale of the International Underwritten Notes by the International Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Offering International Prospectus upon written or telegraphic notice by the International Representatives to the Company setting forth the principal amount of International Option Notes as to which the several International Underwriters are exercising the option and the settlement date; provided, however, that to the extent that both the option provided for in this Section 2(d) hereof and the option provided for in Section 2(d) of the U.S. Underwriting Agreement are exercised, (i) such exercises shall occur on the same date and (ii) the settlement dates in respect thereof shall be the same date. Delivery of certificates for the International Option Notes, and payment therefor, shall be made as provided in Section 3 hereof. The principal amount of International Option Notes to be purchased by each International Underwriter shall be the same percentage of the total principal amount of International Option Notes to be purchased by the International Underwriters as such International Underwriter is purchasing of the International Underwritten Notes, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional principal amounts.

                  3. Delivery and Payment. Delivery of and payment for the International Underwritten Shares, the International Underwritten Notes, the International Option Shares (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) and the International Option Notes (if the option provided for in
Section 2(d) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on ________ ___, 1998, or at such time on such later date not more than three Business Days after the foregoing date as the International Representatives shall designate, which date and time may be postponed by agreement among the International Representatives, the Company and the Selling Stockholders or as provided in Section 9 hereof (such date and time of delivery and payment for the International Securities being herein called the "Closing Date"). Delivery of the International Securities shall be made to the International Representatives for the respective accounts of the several International Underwriters against payment by the several International Underwriters through the International Representatives of (i) $___________ by wire transfer payable in same-day funds to an account of the Korea Development Bank specified by the Company and (ii) the balance of the respective aggregate purchase prices of the International Securities being sold by the Company and each of the Selling Stockholders to or upon the order of the Company and each of the Selling Stockholders by wire transfer payable in same-day funds to the accounts specified by the Company and each of the Selling Stockholders or by such other method as shall be agreed upon by the International Representatives and the Company and such Selling Stockholders. Delivery of the International Securities shall be made through the facilities of the Depository Trust Company unless the International Representatives shall otherwise instruct.

                  It is understood and agreed that the Closing Date shall occur simultaneously with the "Closing Date" under the U.S. Underwriting Agreement.

                  Each Selling Stockholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several International Underwriters of the International Shares to be purchased by them from such Selling Stockholders and the respective International Underwriters will pay any additional stock transfer taxes involved in further transfers.

                  If the option provided for in Section 2(b) and/or Section 2(d) hereof is exercised on or after the second Business Day prior to the Closing Date, the Company will deliver (at the expense of the Company) to the International Representatives, on the date(s) specified by the International Representatives (which shall be within three Business Days after exercise of said option(s)), the International Option Shares and/or International Option Notes against payment by the several International Underwriters through the International Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to an account specified by the Company or by such other method as shall be agreed upon by the International Representatives and the Company. Delivery of the International Option Shares and/or International Option Notes shall be made through the facilities of the Depositary Trust Company unless the International Representatives shall otherwise instruct. If settlement for the International Option Shares and/or International Option Notes occurs after the Closing Date, the Company will deliver to the International Representatives on the settlement date(s), and the obligation of the International Underwriters to purchase the International Option Shares and/or International Option Notes, as the case may be, shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date(s) the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

                  4. Offering by Underwriters. It is understood that the several International Underwriters propose to offer the International Securities for sale to the public as set forth in the Offering Prospectuses.

                  5.     Other Agreements.

                  A. The Company agrees with the several International Underwriters that:

                         (a) The Company will use its best efforts to cause the Offering Registration Statement, if not effective at the Execution Time, and any amendment thereof to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Offering Registration Statement or supplement to the Offering Prospectuses or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Offering Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Offering Prospectuses is otherwise required under Rule 424(b), the Company will cause the Offering Prospectuses, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the International Representatives of such timely filing. The Company will promptly advise the International Representatives (i) when the Offering Registration Statement, if not effective at the Execution Time, shall have become effective, (ii) when the Offering Prospectuses, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (iii) when, prior to termination of the offering of the Securities, any amendment to the Offering Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Offering Registration Statement or any Rule 462(b) Registration Statement, or for any supplement to the Offering Prospectuses or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Offering Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification in writing with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or with respect to the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

                         (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which either of the Offering Prospectuses as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Offering Registration Statement or supplement either of the Offering Prospectuses to comply with the Act or the rules thereunder, the Company promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Offering Prospectuses to you in such quantities as you may reasonably request.

                         (c) As soon as practicable, the Company will make generally available to its security holders and to the International Representatives an earnings statement or statements of the Company and the Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                         (d) The Company will furnish to the International Representatives and counsel for the International Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other International Underwriter a copy of the Offering Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an International Underwriter or dealer may be required by the Act, as many copies of each Offering International Preliminary Prospectus and the Offering International Prospectus and any supplement thereto as the International Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                         (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the International Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the International Securities and will pay any fee of the NASD, in connection with its review of the offering; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                         (f) The Company will not, for a period of 180 days following the Execution Time, without the prior written consent of SBI, offer, pledge, sell or contract to sell, or otherwise dispose of (or enter into any transaction which is designed to, or could be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), directly or indirectly, or announce the offering of, any other shares of Common Stock or any securities or options convertible into, or exchangeable or exercisable for, shares of Common Stock (other than the Notes); provided, however, that the Company may grant options and may issue and sell shares of Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company that was approved by the Board of Directors of the Company prior to the Execution Time and the Company may issue shares of Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

                         (g) The Company will use the net proceeds to the Company of the offering of the Securities as described under the heading "Use of Proceeds" in the Offering Prospectuses.

                         (h) The Company will use its best efforts to have the Notes approved for quotation on the Nasdaq Stock Market.

                         (i) The Company will use its best efforts to have Arthur Andersen LLP issue, on or prior to May 15, 1998 (or, to the extent such date is prior to the Closing Date, within _____ Business Days after the Closing Date), a revised audit report with respect to the combined financial statements of the Company contained in the Offering Prospectuses, which audit report shall not contain any qualification as to the Company's ability to continue as a going concern.

                         (j) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Offering Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Offering Prospectuses, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

                  B. Each Selling Stockholder agrees with the several International Underwriters that it will not during the period of 180 days following the Execution Time, without the prior written consent of SBI or unless pursuant to the Securities Loan Agreement, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock beneficially owned by such person, or any securities convertible into, or exchangeable for, shares of Common Stock other than shares of Common Stock disposed of as bona fide gifts.

                  C.(a) Each International Underwriter agrees that (i) it is not purchasing any of the International Securities for the account of any United States or Canadian Person, (ii) it has not offered or sold, and will not offer or sell, directly or indirectly, any of the International Securities or distribute any Offering International Prospectus to any person in the United States or Canada, or to a United States or Canadian Person, and (iii) any dealer to whom it may sell any of the International Securities will represent that it is not purchasing for the account of any United States or Canadian Person and agree that it will not offer or resell, directly or indirectly, any of the International Securities in the United States or Canada, or to a United States or Canadian Person or to any other dealer who does not so represent and agree; provided, however, that the foregoing shall not restrict (i) purchases and sales between the International Underwriters on the one hand and the

         U.S. Underwriters on the other hand pursuant to the Agreement Between U.S. Underwriters and International Underwriters, (ii) stabilization transactions contemplated under the Agreement Between International Underwriters and U.S. Underwriters, conducted through SBI (or through the International Representatives and U.S. Representatives) as part of the distribution of the Securities, and (iii) sales to or through (or distributions of Offering International Prospectuses or Offering International Preliminary Prospectuses to) persons not United States or Canadian Persons who are investment advisors, or who otherwise exercise investment discretion, and who are purchasing for the account of any United States or Canadian Person.

                  The agreement of the International Underwriters set forth in the above paragraph shall terminate upon the earlier of the following events:

                           (i) a mutual agreement of the International
                  Representatives and the U.S. Representatives to terminate the selling restrictions set forth in such paragraph and in
                  Section 5C of the International Underwriting Agreement; or

                           (ii) the expiration of a period of 30 days after the
                  Closing Date, unless (A) the International Representatives shall have given notice to the Company and the U.S. Representatives that the distribution of the International Securities by the International Underwriters has not yet been completed, or (B) the U.S. Representatives shall have given notice to the Company and the International Underwriters that the distribution of the U.S. Securities by the U.S. Underwriters has not yet been completed. If such notice by the International Representatives or the U.S. Representatives is given, the agreements set forth in such paragraph shall survive until the earlier of (1) the event referred to in clause (i) above or (2) the expiration of an additional period of 30 days from the date of any such notice.

                         (b) Each International Underwriter severally represents
and agrees that:

                           (i) it has not offered or sold and, prior to the
                  expiration of six months from the closing of the offering of the International Securities, will not offer or sell any International Securities in the United Kingdom other than to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (whether as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public within the meaning of the U.K. Public Offers of Securities Regulations 1995;

                           (ii) it has complied and will comply with all
                  applicable provisions of the U.K. Financial Services Act 1986 with respect to anything done by it in relation to the International Securities in, from or otherwise involving the United Kingdom; and

                           (iii) it has only issued or passed on and will only
                  issue or pass on in the United Kingdom any document received by it in connection with the issue of the

                  International Securities to a person who is of a kind described in Article 11(3) of the U.K. Financial Services Act 1986 (Investment Advertisements) (Exemptions) Order 1996 or is a person to whom such document may otherwise lawfully be issued or passed on.

                  6. Conditions to the Obligations of the International Underwriters. The obligations of the International Underwriters to purchase (i) the International Underwritten Shares and the International Underwritten Notes and (ii) the International Option Shares and the International Option Notes, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Stockholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective obligations under this Agreement and to the following additional conditions:

                         (a) If any Registration Statement has not become effective prior to the Execution Time, unless the International Representatives agree in writing to a later time, such Registration Statement will become effective not later than (i) 6:00 PM, New York City time, on the date of determination of the public offering price of the Securities, if such determination occurred at or prior to 3:00 PM, New York City time, on such date or (ii) 9:30 AM, New York City time, on the Business Day following the day on which the public offering price of the Securities was determined, if such determination occurred after 3:00 PM, New York City time, on such date; if filing of any of the Prospectuses, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectuses, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of any Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                         (b) The Company shall have furnished to the International Representatives the opinion of Wilson Sonsini Goodrich & Rosati, counsel for the Company, dated the Closing Date, to the effect that:

                                 (i) each of the Company and the Subsidiaries
                  chartered or organized under the laws of any state of the United States (the "U.S. Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectuses;

                                (ii) all the outstanding shares of capital stock
                  of each U.S. Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectuses, all outstanding shares of capital stock of the U.S. Subsidiaries are owned by the

                  Company, either directly or through wholly owned Subsidiaries, free and clear of any perfected security interest and, to the knowledge of such counsel, any other security interests, claims, liens or encumbrances;

                               (iii) the capital stock of the Company conforms
                  as to legal matters in all material respects to the description thereof contained in the Prospectuses; the outstanding shares of Common Stock (including the Shares being sold hereunder by the Selling Stockholders) have been duly and validly authorized and issued and are fully paid and nonassessable; the Shares have been duly and validly authorized and, when issued and delivered to and paid for by the International Underwriters pursuant to this Agreement and by the U.S. Underwriters pursuant to the U.S. Underwriting Agreement, will be fully paid and nonassessable; the Shares have been duly authorized for listing, subject to official notice of issuance, on the Nasdaq National Market; the certificates for the Shares are in valid and sufficient form; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Shares under the Articles of Incorporation or bylaws of the Company or under the laws of the State of Delaware; and, to the knowledge of such counsel, except as set forth in the Prospectuses, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding;

                                (iv) The Indenture has been duly authorized,
                  executed and delivered; the Indenture has been duly qualified under the Trust Indenture Act and constitutes a valid and binding obligation of the Company; the Notes have been duly authorized and, when executed by the Company and authenticated in accordance with the terms of the Indenture and paid for by the holders thereof, will constitute valid, binding and enforceable obligations of the Company entitled, to the benefits provided by the Indenture, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity; the shares of Common Stock issuable upon conversion of the Notes have been duly authorized for listing, subject to official notice of issuance, on the Nasdaq National Market; the holders of the outstanding shares of capital stock of the Company are not entitled, under the Articles of Incorporation or bylaws of the Company or under the laws of the State of Delaware, to any preemptive or other rights to subscribe for the Notes or the shares of Common Stock issuable upon the conversion thereof; the shares of Common Stock initially issuable upon conversion of the Notes have been duly and validly authorized and reserved for issuance upon such conversion and, when issued upon conversion, will be validly issued, fully paid and nonassessable; and the Notes and the Indenture conform in all material respects to the descriptions thereof contained in the Offering Prospectuses.

                                 (v) to the knowledge of such counsel, there is
                  no pending action, suit or proceeding, or any written threat thereof, by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries of a character required to be disclosed in any Registration Statement which is not adequately disclosed in the Prospectuses, and there is no franchise, contract or other document of a character required to be described in any Registration Statement or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements in the Prospectuses under the headings "Reorganization," "Description of Capital Stock," "Description of the Convertible Notes," "Shares Eligible for Future Sale" and "Certain United States Federal Tax Consequences to Non-United States Holders of Common Stock and Convertible Notes," insofar as such statements constitute a summary of legal matters referred to therein, fairly summarize the information called for with respect to such legal matters;

                                (vi) the Registration Statements have become
                  effective under the Act; any required filing of the Prospectuses, and of any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of any Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statements and the Prospectuses (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder; and such counsel has no reason to believe that on the Effective Date or at the Execution Time the Registration Statements contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectuses as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion);

                               (vii) each of this Agreement and the U.S.
                  Underwriting Agreement has been duly authorized, executed and delivered by the Company;

                              (viii) no consent, approval, authorization, filing
                  with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in the U.S. Underwriting Agreement, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the International Underwriters and the U.S. Underwriters in the manner contemplated in this Agreement and the U.S. Underwriting Agreement and in the Offering Prospectuses and such other approvals (specified in such opinion) as have been obtained;

                                (ix) neither the issue and sale of the
                  Securities nor the performance of the Company's obligations hereunder or under the U.S. Underwriting Agreement nor the fulfillment of the terms hereof or thereof will conflict with, or result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the U.S. Subsidiaries pursuant to, (i) the charter or bylaws of the Company or any U.S. Subsidiary or
                  (ii) any U.S., California or Delaware statute, law, rule, regulation, judgment, order or decree known to such counsel applicable to the Company or any U.S. Subsidiary of any U.S., California or Delaware court, governmental body, arbitrator or other authority having jurisdiction over the Company or any U.S. Subsidiary or any of their respective properties;

                                 (x) no holders of securities of the Company
                  have rights to the registration of such securities under the Registration Statements;

                                (xi) each of the AICL Agreements has been duly
                  authorized, executed and delivered by the Company and the U.S. Subsidiaries that are parties thereto (the "U.S. Subsidiary Parties") and is a valid, binding and enforceable agreement of the Company and the U.S. Subsidiary Parties, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity; neither the consummation of the transactions contemplated in any of the AICL Agreements nor the fulfillment of the terms thereof will conflict with, or result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the U.S. Subsidiary Parties pursuant to, the charter or bylaws of the Company or any U.S. Subsidiary Party; and

                               (xii) the Company is not and, after giving effect
                  to the offering and sale of the Securities and application of the proceeds thereof as described in the Prospectuses under the caption "Use of Proceeds," will not be an "investment company" within the meaning of the 1940 Act.

                         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of California, the United States or the corporate laws of the State of Delaware or, with respect to the opinion referred to in sub-paragraph (iv) above, the laws of the State of New York (to the extent such opinion relates to the validity and binding effect of the Indenture), to the extent they deem proper and specify in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the International Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion may also contain customary qualifications and limitations. References to the Prospectuses in this paragraph (b) include any supplements thereto at the Closing Date.

                         (c) The Company shall have furnished to the International Representatives the opinion of Kevin Herron, Esq., the General Counsel of the Company, dated the Closing Date, to the effect that:

                                 (i) neither the issue and sale of the
                  Securities nor the consummation of any other of the transactions contemplated herein or in the U.S. Underwriting Agreement nor the fulfillment of the terms hereof or thereof will conflict with, or result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the U.S. Subsidiaries pursuant to, (i) the charter or bylaws of the Company or any U.S. Subsidiary or (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement known to such counsel to which the Company or any U.S. Subsidiary is a party or bound or to which its property is subject (except for such breaches or violations which would not, individually or in the aggregate, have a Material Adverse Effect) or (iii) any Pennsylvania statute, law, rule, regulation, judgment, order or decree applicable to the Company or any U.S. Subsidiary of any Pennsylvania court, governmental body, arbitrator or other authority having jurisdiction over the Company or any U.S. Subsidiary or any of their respective properties; and

                                (ii) neither the consummation of the
                  transactions contemplated in any of the AICL Agreements nor the fulfillment of the terms thereof will conflict with, or result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the U.S. Subsidiary Parties pursuant to, (i) the charter or bylaws of the Company or any U.S. Subsidiary Party or (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement known to such counsel to which the Company or any U.S. Subsidiary Party is a party or bound or to which their respective property is subject (except for such breaches or violations which would not, individually or in the aggregate, have a Material Adverse Effect) or (iii) any Pennsylvania statute, law, rule, regulation, judgment, order or decree applicable to the Company or any U.S. Subsidiary Party of any Pennsylvania court, governmental body, arbitrator or other authority having jurisdiction over the Company or any U.S. Subsidiary Party or any of their respective properties; no consent, approval, authorization, filing with or order of any U.S. court or governmental agency or body is required in connection with the transactions contemplated in any of the AICL Agreements, except __________ [LIST APPROVALS (IF ANY) REQUIRED], each of which has been obtained.

                         In rendering such opinion, such counsel may rely as to matters involving the application of laws of any jurisdiction other than the State of Pennsylvania, the United States or the corporate laws of the State of Delaware, to the extent he deems proper and specifies in such opinion, upon the opinion of other counsel of good standing whom he believes to be reliable and who are satisfactory to counsel for the International Underwriters. Such opinion may also contain customary qualifications and limitations.

                         (d) The Company shall have furnished to the International Representatives the opinion of Orloge, Del Costello, Bacorro, Odulco, Calma & Carobonell, Philippine counsel for the Company, dated the Closing Date, to the effect that:

                                 (i) each of AAP, AAAP and AMI (the "Philippine
                  Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification; and

                                (ii) all the outstanding shares of capital stock
                  of each Philippine Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except (i) such shares of AAP owned by AICL, which shares do not exceed 40.1% of the outstanding shares of AAP, (ii) such shares of each Phillipine Subsidiary owned by directors thereof, which shares in each case do not exceed 0.1 % of the outstanding shares of such Philippine Subsidiary, (iii) 3,446,476 shares of preferred stock of AAP, which shares are owned by Integrated Microelectronics, Inc., and (iv) as otherwise set forth in the Prospectuses, all outstanding shares of capital stock of the Philippine Subsidiaries are owned by the Company, either directly or through wholly owned Subsidiaries, free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances.

                         In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion may also contain customary qualifications and limitations. References to the Prospectuses in this paragraph (d) include any supplements thereto at the Closing Date.

                         (e) The Company shall have furnished to the International Representatives the opinion of Kim & Chang, Korean counsel for the Company, dated the Closing Date, to the effect that:

                                 (i) AICL has been duly incorporated and is
                  validly existing as a corporation in good standing under the laws of the Republic of Korea, with full corporate power and authority to own its properties and conduct its business as described in the Prospectuses;

                                (ii) each of the AICL Agreements has been duly
                  executed and delivered by AICL and is a valid, binding and enforceable agreement of AICL, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general principles of equity;

                               (iii) no consent, approval, authorization, filing
                  with or order of any court or governmental agency or body in the Republic of Korea is required in connection with the transactions contemplated in the AICL Agreements, except _________________, each of which has been obtained; and

                                (iv) neither the consummation of any of the
                  transactions contemplated in the AICL Agreements nor the fulfillment of the terms thereof will conflict with or result in a breach or violation of the Articles of Incorporation of AICL or any statute, law, rule or regulation of any regulatory body, administrative agency, governmental body or other authority in the Republic of Korea having jurisdiction over AICL or any of its properties.

                         In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of AICL and public officials. Such opinion may also contain customary qualifications and limitations. References to the Prospectuses in this paragraph (e) include any supplements thereto at the Closing Date.

                         (f) The Selling Stockholders shall have furnished to the International Representatives the opinion of Wilson, Sonsini, Goodrich & Rosati, counsel for the Selling Stockholders, dated the Closing Date, to the effect that:

                           (i) this Agreement, the U.S. Underwriting Agreement
                  and the Custody Agreement have been duly executed and delivered by the Selling Stockholders and each Selling Stockholder has full legal right, capacity, power and authority to enter into and perform this Agreement, the U.S. Underwriting Agreement and the Custody Agreement and to sell, transfer, assign and deliver in the manner provided in this Agreement, the U.S. Underwriting Agreement and the Custody Agreement the Shares being sold by such Selling Stockholder hereunder and thereunder;

                           (ii) upon the delivery by each Selling Stockholder to
                  the several International Underwriters and the several U.S. Underwriters of certificates for the Shares being sold hereunder and under the U.S. Underwriting Agreement by such Selling Stockholder against payment therefor as provided herein, the International Underwriters and the U.S. Underwriters will have good and valid title to such Shares, free and clear to the knowledge of such counsel of any adverse claims;

                           (iii) no consent, approval, authorization or order of
                  any court or governmental agency or body is required for the consummation by any Selling Stockholder of the transactions contemplated herein or in the U.S. Underwriting Agreement, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the International Underwriters and the U.S. Underwriters and such other approvals (specified in such opinion) as have been obtained;

                           (iv) neither the sale of the Shares being sold by any
                  Selling Stockholder nor the consummation of any other of the transactions contemplated herein or in the U.S. Underwriting Agreement by any Selling Stockholder or the fulfillment of the terms hereof or thereof by any Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or bylaws of such Selling Stockholder, or any judgment, order or decree known to such counsel to be applicable to such Selling Stockholder of any court, governmental body or arbitrator having jurisdiction over such Selling Stockholder; and

                           (v) the Securities Loan Agreement has been duly
                  executed and delivered by Mr. and Mrs. James J. Kim; Mr. and Mrs. James J. Kim have full legal right, capacity, power and authority to enter into and perform the Securities Loan Agreement and to lend, assign and deliver in the manner provided in the Securities Loan Agreement the Borrowed Shares being lent by Mr. and Mrs. James J. Kim thereunder; Mr. and Mrs. James J. Kim have good and valid title to the Borrowed Shares, free and clear to the knowledge of such counsel of any adverse claims; no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by Mr. and Mrs. James J. Kim of the transactions contemplated in the Securities Loan Agreement, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the borrowing and distribution of the Borrowed Shares by SBI and such other approvals (specified in such opinion) as have been obtained; and neither the lending of the Borrowed Shares by Mr. and Mrs. James J. Kim nor the consummation of any other of the transactions contemplated in the Securities Loan Agreement by Mr. and Mrs. James J. Kim or the fulfillment of the terms thereof by Mr. and Mrs. James J. Kim will conflict with, result in a breach or violation of, or constitute a default under any law or the terms of any indenture or other agreement or instrument known to such counsel and to which Mr. and Mrs. James J. Kim (or either of them) are a party or bound, or any judgment, order or decree known to such counsel to be applicable to Mr. and Mrs. James
                  J. Kim (or either of them) of any court, governmental body or arbitrator having jurisdiction over either of them.

                           In rendering such opinion, such counsel may (A) rely as to matters involving the application of laws of any jurisdiction other than the State of California or Delaware or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the International Underwriters, (B) rely as to matters of fact, to the extent they deem proper, on certificates of the Selling Stockholders (including Mr. and Mrs. James J. Kim) and public officials and (C) with respect to the opinion in clause (ii) above, may assume each International Underwriter and each U.S. Underwriter takes delivery of the Shares without notice of any adverse claim. Such opinion may also contain customary qualifications and limitations.

                         (g) The International Representatives shall have received from Cleary, Gottlieb, Steen & Hamilton, counsel for the International Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the International Securities, the Registration Statements, the Prospectuses (together with any supplement thereto) and other related matters as the International Representatives may reasonably require, and the Company and each Selling Shareholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                         (h) The Company shall have furnished to the International Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statements, the Prospectuses, any supplements to the Prospectuses, this Agreement and the U.S. Underwriting Agreement and that:

                           (i) the representations and warranties of the Company
                  in this Agreement and the U.S. Underwriting Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  any Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the date of the most recent financial
                  statements included in the Prospectuses, there has been no material adverse change in the condition (financial or other), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses.

                         (i) Each Selling Stockholder shall have furnished to the International Representatives a certificate, signed by or on behalf of such Selling Stockholder, dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Offering Registration Statement, the Offering Prospectuses, any supplement to the Offering Prospectuses, this Agreement and the U.S. Underwriting Agreement and that the representations and warranties of such Selling Stockholder in this Agreement and the

         U.S. Underwriting Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

                         (j) At the Execution Time and at the Closing Date, Arthur Andersen LLP shall have furnished to the International Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the International Representatives, confirming that they are independent accountants within the meaning of the Act and the applicable published rules and regulations thereunder and stating in effect that:

                           (i) in their opinion the audited financial statements
                  and financial statement schedules included in the Registration Statements and the Prospectuses and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                           (ii) on the basis of a reading of the latest
                  unaudited financial statements made available by the Company and the Subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the audit and compensation committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and the Subsidiaries as to transactions and events subsequent to December 31, 1997, nothing came to their attention which caused them to believe that:

                                           (1) with respect to the period
                           subsequent to December 31, 1997, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company and the Subsidiaries or capital stock of the Company or decreases in the total stockholders' equity of the Company or decreases in working capital of the Company and the Subsidiaries as compared with the amounts shown on the December 31, 1997 combined balance sheet included in the Registration Statements and the Prospectuses, or for the period from December 31, 1997 to such specified date there were any decreases, as compared with the corresponding period in the preceding quarter, in revenues, net operating income or interest expense or in total or per share amounts of net income of the Company and the Subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the International Representatives;

                                           (2) the information included in the
                           Registration Statements and Prospectuses in response to Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information) and Item 402 (Executive Compensation) of Regulation S-K under the Act is not in conformity with the applicable disclosure requirements of Regulation S-K; and

                           (iii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and the Subsidiaries) set forth in the Registration Statements and the Prospectuses, including the information set forth under the captions "Summary Financial Data" and "Selected Financial Data" in the Prospectuses, agrees with the accounting records of the Company and the Subsidiaries, excluding any questions of legal interpretation.

         References to the Prospectuses in this paragraph (j) include any supplement thereto at the date of the letter.

                         (k) At the Execution Time and at the Closing Date, Samil Accounting Corporation shall have furnished to the International Representatives and the Company a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the International Representatives and the Company, confirming that they are independent accountants within the meaning of the standards established for independent certified public accountants in the Republic of Korea and stating in effect that they have performed certain specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of
         AICL) set forth in the Registration Statements and the Prospectuses, including the information set forth under the captions "Risk Factors -- Dependence on Relationship with AICL; Potential Conflicts of Interest" and "Relationship with Anam Industrial Co., Ltd." in the Prospectuses, agrees with the accounting records of AICL, excluding any questions of legal interpretation. References to the Prospectuses in this paragraph
         (k) include any supplement thereto at the date of the letter.

                         (l) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statements (exclusive of any amendment thereof) and the Prospectuses, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (j) of this Section 6 or
         (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectuses the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the International Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the International Securities as contemplated by the Registration Statements (exclusive of any amendment thereof) and the Prospectuses.

                         (m) At the Execution Time, the Company shall have furnished to the International Representatives and the U.S. Representatives a letter substantially in the form of Exhibit A hereto from each officer, director and shareholder (other than the Selling Stockholders) of the Company, which persons are listed in Schedule III hereto, addressed to the International Representatives and the U.S. Representatives.

                         (n) Prior to the Closing Date, the Company shall have furnished to the International Representatives such further information, certificates and documents as the International Representatives may reasonably request.

                         (o) The closing of the purchase of the U.S. Securities to be issued and sold by the Company pursuant to the U.S. Underwriting Agreement shall occur concurrently with the closing described herein.

                  If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the International Representatives and counsel for the International Underwriters, this Agreement and all obligations of the International Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the International Representatives. Notice of such cancellation shall be given to the Company and each Selling Stockholder in writing or by telephone or telegraph confirmed in writing.

                  The documents required to be delivered by this Section 6 shall be delivered at the office of Cleary, Gottlieb, Steen & Hamilton, counsel for the International Underwriters, at 1 Liberty Plaza, New York, New York, on the Closing Date.

                  7. Reimbursement of International Underwriters' Expenses. If the sale of the International Securities provided for herein is not consummated because any condition to the obligations of the International Underwriters set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company or any Selling Stockholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the International Underwriters, the Company will reimburse the International Underwriters severally through SBI on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the International Securities. If the Company is required to make any payments to the International Underwriters under this Section 7 because of any Selling Stockholder's refusal, inability or failure to satisfy any condition to the obligations of the International Underwriters set forth in Section 6, the Selling Stockholders pro rata in proportion to the percentage of International Shares to be sold by each shall reimburse the Company on demand for all amounts so paid.

                  8. Indemnification and Contribution. (a) The Company and Mr. James J. Kim jointly and severally agree to indemnify and hold harmless each International Underwriter (including without limitation SBI (the "Market Maker") in its capacity as a market maker for the Securities and SBI (the "Independent Underwriter") in its capacity as "qualified independent underwriter" (within the meaning of NASD Conduct Rule 2720)), the directors, officers, employees and agents of each International Underwriter, and each person who controls any International Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Registration Statement or in any amendment thereof, or in any Offering Preliminary Prospectus or in either of the Offering Prospectuses, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company and Mr. James J. Kim will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any International Underwriter through the International Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company or Mr. James J. Kim may otherwise have.

                  (b) Each International Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Offering Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act and Mr. James J. Kim, to the same extent as the foregoing indemnity from the Company and Mr. James J. Kim to each International Underwriter, but only with reference to written information relating to such International Underwriter furnished to the Company by or on behalf of such International Underwriter through the International Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any International Underwriter may otherwise have. The Company and Mr. James J. Kim acknowledge that the statements set forth in the last paragraph of the front cover page, the last paragraph of the inside front cover page and, under the heading "Underwriting", the _______ paragraphs in the Offering Registration Statement, any Offering Preliminary Prospectus and the Offering Prospectuses and any amendment or supplement thereto constitute the only information furnished in writing by or on behalf of the several International Underwriters for inclusion in any Offering Preliminary Prospectus or the Offering Prospectuses and any amendment or supplement thereto.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ one separate counsel (and one local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate (and local) counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party in writing to employ separate (and local) counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and Mr. James J. Kim, jointly and severally, and the International Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, Mr. James J. Kim and one or more of the International Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and Mr. James J. Kim on the one hand and by the International Underwriters on the other from the offering of the International Securities; provided, however, that in no case shall any International Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the International Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the International Securities purchased by such International Underwriter hereunder.

If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and Mr. James J. Kim, jointly and severally, and the International Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and Mr. James J. Kim on the one hand and of the International Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and Mr. James J. Kim shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by them, and benefits received by the International Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Offering International Prospectus. Benefits received by the Independent Underwriter in its capacity as "qualified independent underwriter" shall be deemed to be equal to the compensation received by the Independent Underwriter for acting in such capacity. Relative fault shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the Company or Mr. James J. Kim on the one hand or by the International Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company, Mr. James J. Kim and the International Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an International Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an International Underwriter shall have the same rights to contribution as such International Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Offering Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

                  (e) The liability of each Selling Stockholder under such Selling Stockholder's representations and warranties contained in Section 1 hereof and under the indemnity and contribution agreements contained in this
Section 8 shall be limited to an amount equal to the initial public offering price of the International Shares sold by such Selling Stockholder to the International Underwriters, less the underwriting discounts and commissions paid thereon to the International Underwriters. The Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the International Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

                  (f) The Company and Mr. James J. Kim shall not have any liability under this Section 8 with respect to any losses, claims, damages or liabilities of an International Underwriter if copies of the Offering International Prospectus, as then amended or supplemented, were furnished by the Company to the International Underwriters as required by this Agreement, and such copies of the Offering International Prospectus were not sent or given by or on behalf of such International Underwriter, as required by law, to the purchasers of the International Securities and if the Offering International Prospectus, as so amended or supplemented, would have cured the defect giving rise to such losses, claims, damages or liabilities.

                  9. Default by an International Underwriter. If any one or more International Underwriters shall fail to purchase and pay for any of the International Shares or International Notes agreed to be purchased by such International Underwriter or International Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining International Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of International Shares or International Notes, as the case may be, set forth opposite their names in Schedule I hereto bears to the aggregate amount of International Shares or International Notes, as the case may be, set forth opposite the names of all the remaining International Underwriters) the International Shares or International Notes which the defaulting International Underwriter or International Underwriters agreed but failed to purchase; provided, however, that in the event that (x) the aggregate amount of International Shares which the defaulting International Underwriter or International Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of International Shares set forth in Schedule I hereto or (y) the aggregate principal amount of International Notes which the defaulting International Underwriter or International Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of International Notes set forth in Schedule I hereto, then the remaining International Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the International Shares or International Notes, as the case may be, and if such nondefaulting International Underwriters do not purchase all the International Shares or International Notes, as the case may be, this Agreement will terminate without liability to any nondefaulting International Underwriter, the Selling Stockholders or the Company. In the event of a default by any International Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the International Representatives shall determine in order that the required changes in the Registration Statements and the Prospectuses or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting International Underwriter of its liability, if any, to the Company, the Selling Stockholders and any nondefaulting International Underwriter for damages occasioned by its default hereunder.

                  10. Termination. This Agreement shall be subject to termination in the absolute discretion of the International Representatives, by notice given to the Company prior to delivery of and payment for the International Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the Nasdaq National Market or trading in securities generally on the New York Stock Exchange or the Nasdaq National Market shall have been suspended or limited or minimum prices shall have been established on such Exchange or National Market, (ii) a banking moratorium shall have been declared by either Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis, the effect of which on financial markets is such as to make it, in the sole judgment of the International Representatives, impracticable or inadvisable to proceed with the offering or delivery of the International Securities as contemplated in the Offering International Prospectus.

                  11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of each Selling Stockholder and of the International Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any International Underwriter, any Selling Stockholder or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the International Securities. The provisions of Sections 7 and 8 and the last sentence of Section 9 hereof shall survive the termination or cancellation of this Agreement.

                  12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the International Representatives, will be mailed, delivered or telefaxed to the SBI General Counsel (fax no.: (212) ______________) and confirmed to the General Counsel, care of Smith Barney Inc., 333 West 34th Street, New York, New York 10001,
Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to James J. Kim (fax no.: (610) 431-9600) and confirmed to it at 1345 Enterprise Drive, West Chester, Pennsylvania 19380, attention of the Legal Department, with a copy to Larry W. Sonsini (fax no.: (650) 493-6811) at Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California 94304; or, if sent to the Selling Stockholders, will be mailed, delivered, or telefaxed to James J. Kim (fax no.: (610) 431-9600) and confirmed to it at the address set forth in Schedule II hereto.

                  13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                  14. APPLICABLE LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

                  16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

                  17. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

                  "Act" shall mean the Securities Act of 1933, as amended.

                  "Borrowing Effective Date" shall mean each date and time that the Borrowing Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement relating thereto became or shall become effective.

                  "Borrowing Preliminary Prospectus" shall mean any preliminary prospectus with respect to the offering of the Borrowed Shares referred to in paragraph 1A(c) above and any preliminary prospectus included in the Borrowing Registration Statement at the Borrowing Effective Date that omits Rule 430A Information.

                  "Borrowing Prospectus" shall mean the prospectus relating to the Borrowed Shares that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Borrowed Shares included in the Borrowing Registration Statement at the Borrowing Effective Date.

                  "Borrowing Registration Statement" shall mean the registration statement referred to in paragraph 1A(c) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective at any time or from time to time, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Borrowing Effective Date as provided by Rule 430A.

                  "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or London.

                  "Effective Date" shall mean each date and time that the Offering Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement relating thereto became or shall become effective.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

                  "Material Adverse Effect" shall mean a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and the Subsidiaries, taken as a whole, whether or not arising in the ordinary course of business.

                  "Offering International Preliminary Prospectus" shall have the meaning set forth under "Offering U.S. Preliminary Prospectus".

                  "Offering Preliminary Prospectuses" shall have the meaning set forth under "Offering U.S. Preliminary Prospectus".

                  "Offering Registration Statement" shall mean the registration statement referred to in paragraph 1A(a) above, including the exhibits thereto and the financial statements included therein, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

                  "Offering U.S. Preliminary Prospectus" and the "Offering International Preliminary Prospectus", respectively, shall mean any preliminary prospectus with respect to the offering of the U.S. Securities and the International Securities, as the case may be, referred to in paragraph 1A(a) above and any preliminary prospectus with respect to the offering of the U.S. Securities and the International Securities, as the case may be, included in the Offering Registration Statement at the Effective Date that omits Rule 430A Information; and the Offering U.S. Preliminary Prospectus and the Offering International Preliminary Prospectus are hereinafter collectively called the "Offering Preliminary Prospectuses".

                  "Preliminary Prospectuses" shall mean, collectively, the Offering Preliminary Prospectuses and the Borrowing Preliminary Prospectus.

                  "Prospectuses" shall mean, collectively, the Offering Prospectuses and the Borrowing Prospectus.

                  "Registration Statements" shall mean, collectively, the Offering Registration Statement and the Borrowing Registration Statement.

                  "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

                  "Rule 430A Information" shall mean information with respect to the Securities or the Borrowed Shares, as the case may be, and the offering thereof permitted to be omitted from the Offering Registration Statement or the Borrowing Registration Statement, as the case may be, when it becomes effective pursuant to Rule 430A.

                  "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the initial Offering Registration Statement or the initial Borrowing Registration Statement, as the case may be.

                  "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended.

                  "United States or Canadian Person" shall mean any person who is a national or resident of the United States or Canada, any corporation, partnership or other entity created or organized in or under the laws of the United States or Canada or of any political subdivision thereof, or any estate or trust the income of which is subject to United States or Canadian Federal income taxation, regardless of its source (other than any non-United States or non-Canadian branch of any United States or Canadian Person), and shall include any United States or Canadian branch of a person other than a United States or Canadian Person. "U.S." or "United States" shall mean the United States of America (including the states thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

                   If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Stockholders and the several International Underwriters.

                                       Very truly yours,

                                       Amkor Technology, Inc.


                                       By:    ____________________________
                                              Name:
                                              Title:



                                       James J. Kim


                                       ____________________________


                                       [Selling Stockholder]


                                       By:    ____________________________
                                              Name:
                                              Title:

The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Smith Barney Inc.
BancAmerica Robertson Stephens International Limited
Cowen International L.P.

By:  Smith Barney Inc.


By:___________________________
   Name:
   Title:

For themselves and the other several International Underwriters named in
Schedule I to the foregoing Agreement.

                                                                      SCHEDULE I



                                                                             Number of Shares of            Principal Amount of
                                                                          International Underwritten    International Underwritten
International Underwriter                                                   Shares to Be Purchased         Notes to Be Purchased
-------------------------                                                 --------------------------    --------------------------
Smith Barney Inc.......................................................                                    $
BancAmerica Robertson Stephens International Limited...................                                    $
Cowen International L.P................................................                                    $
[Other International Underwriters].....................................                                    $
                                                                         ------------------------          -----------------------
     Total.............................................................                                    $
                                                                         ========================          =======================


                                      1-1

                                                                     SCHEDULE II



Selling Stockholders                                        Number of Shares
--------------------                                        ----------------

Address
[Address for notice]

                                                                    SCHEDULE III

                  List of Officers, Directors and Shareholders
                        (other than Selling Stockholders)


                                     III-1

                                                                       EXHIBIT A



         [LETTERHEAD OF OFFICER, DIRECTOR, STOCKHOLDER OR SHAREHOLDER OF
                             AMKOR TECHNOLOGY, INC.]


                             Amkor Technology, Inc.
              Public Offering of Common Stock and Convertible Notes


                                                           _______________, 1998

Smith Barney Inc.
BancAmerica Robertson Stephens
Cowen & Company
  as U.S. Representatives of the several U.S. Underwriters
c/o Smith Barney Inc.
333 West 34th Street
New York, New York  10001


Smith Barney Inc.
BancAmerica Robertson Stephens International Limited
Cowen International L.P.
  as International Representatives of the several International Underwriters c/o Smith Barney Inc.
333 West 34th Street
New York, New York 10001


Ladies and Gentlemen:

                  This letter is being delivered to you in connection with (i) the proposed U.S. Underwriting Agreement (the "U.S. Underwriting Agreement") among Amkor Technology, Inc., a Delaware corporation (the "Company"), certain selling stockholders of the Company and a group of U.S. Underwriters named therein and (ii) the proposed International Underwriting Agreement (the "International Underwriting Agreement") among the Company, certain selling stockholders of the Company and a group of International Underwriters named therein, relating to an underwritten public offering of Common Stock, $.001 par value (the "Common Stock"), of the Company, and the Company's __% Convertible Subordinated Notes due 2003.

                  In order to induce you and the other U.S. Underwriters and International Underwriters to enter into the U.S. Underwriting Agreement and the International Underwriting Agreement, the undersigned will not, without the prior written consent of Smith Barney Inc.,


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offer, sell, contract to sell, pledge or otherwise dispose of, or file a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, with respect to, any shares of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for shares of Common Stock, or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of the U.S. Underwriting Agreement and the International Underwriting Agreement, other than (i) upon the exercise of any option or warrant, or the conversion of a security, outstanding on the date of the U.S. Underwriting Agreement and the International Underwriting Agreement and referred to in the Offering Prospectuses (as defined in the U.S. Underwriting Agreement and the International Underwriting Agreement) and (ii) shares of Common Stock disposed of as bona fide gifts approved by Smith Barney Inc.

                  If for any reason the U.S. Underwriting Agreement and the International Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the U.S. Underwriting Agreement and the International Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                    Very truly yours,



                                    _______________________________________
                                    Signature


                                    _______________________________________
                                    Print Name


                                    _______________________________________
                                    Address


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